SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

                           June 11, 2015

Date of Report (date of earliest event reported)

    INTEVAC, INC.

(Exact name of Registrant as specified in its charter)

State of Delaware	0-26946	94-3125814
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

3560 Bassett Street

                         Santa Clara, CA 95054

(Address of principal executive offices)

                                 (408) 986-9888

(Registrant’s telephone number, including area code)

                                           N/A

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant.

(a) The Audit Committee (the “Committee”) of the Board of Directors of Intevac Inc. (the “Company”) recently conducted a competitive selection process to determine the Company’s independent registered public accounting firm for the fiscal year ending January 2, 2016. The Committee invited several international public accounting firms to participate in this process, including Grant Thornton LLP (“Grant Thornton”), the Company’s independent registered public accounting firm for the fiscal year ended January 3, 2015. As a result of this process, the Committee approved the appointment of Burr Pilger Mayer, Inc. (“BPM”) as the Company’s independent registered public accounting firm for the fiscal year ending January 2, 2016, subject to completion of its standard client acceptance procedures. This action effectively dismissed Grant Thornton as the Company’s independent registered public accounting firm as of June 11, 2015.

The reports of Grant Thornton on the Company’s consolidated financial statements for the fiscal years ended January 3, 2015 and December 31, 2013 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. In connection with the audits of the Company’s consolidated financial statements for the fiscal years ended January 3, 2015 and December 31, 2013, and in the subsequent interim period through June 11, 2015, there were no disagreements with Grant Thornton on any matters of accounting principles or practices, financial statement disclosure or auditing scope and procedures which, if not resolved to the satisfaction of Grant Thornton, would have caused Grant Thornton to make reference to the matter in their report. There were no reportable events (as that term is described in Item 304(a)(1)(v) of Regulation S-K) during the two fiscal years ended January 3, 2015 and December 31, 2013, or in the subsequent period through June 11, 2015.

The Company has provided a copy of the foregoing disclosures to Grant Thornton and requested that Grant Thornton furnish it with a letter addressed to the Securities and Exchange Commission stating whether Grant Thornton agrees with the above statements. A copy of Grant Thornton’s letter, dated June 11, 2015, is filed as Exhibit 16.1 to this Form 8-K.

(b) During the two most recent fiscal years and in the subsequent interim period through June 11, 2015, the Company has not consulted with BPM with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that would have been rendered on the Company’s consolidated financial statements, or any other matters set forth in Item 304(a)(2)(i) or (ii) of Regulation S-K.

Item 9.01. Financial Statements and Exhibits

(d)	Exhibits

16.1 Letter from Grant Thornton LLP to the Securities and Exchange Commission dated June 11, 2015.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTEVAC, INC.

Date: June 16, 2015	/s/ JAMES MONIZ
James Moniz
Executive Vice President, Finance and Administration, Chief Financial Officer, Treasurer and Secretary

INDEX TO EXHIBITS

Exhibit Number	Description

16.1	Letter dated June 11, 2015 from Grant Thornton LLP to the Securities and Exchange Commission.